Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill [abstract]
Goodwill
15	Goodwill

The movements of goodwill during the years are as follows:

	2018	2017

Beginning of the year

Cost	18,435,954	15,391,642
Accumulated impairment losses	(2,951,834)	(3,255,913)

Net book value	15,484,120	12,135,729

Movement:
Business combination (Note 41)	231,218	3,167,566
Impairment charge for the year	(409,371)	-
Disposal of subsidiary-cost	-	(309,269)
Disposal of subsidiary-impairment	-	309,269
Currency translation differences-cost	273,906	186,015
Currency translation differences- impairment	(7,646)	(5,190)

End of the year	15,572,227	15,484,120

Cost	18,941,078	18,435,954
Accumulated impairment losses	(3,368,851)	(2,951,834)

Net book value	15,572,227	15,484,120

Impairment tests for goodwill

Goodwill is allocated to the CGUs of the Company and its subsidiaries.

The carrying amounts of major goodwill allocated to individual CGUs are as follows:

	2018	2017

PRC Power segment:
Shandong Power	2,643,990	2,739,818
Wuhan Power	518,484	518,484
Hainan Power	506,336	506,336
Heilongjiang Power	182,994	265,319
Yangliuqing Cogeneration	151,459	151,459
Qinbei Power	109,913	109,913
Jilin Power	109,826	109,826
Yueyang Power Company	100,907	100,907
Beijing Cogeneration	95,088	95,088

Singapore segment:
Tuas Power	10,828,216	10,561,956

The recoverable amount of a CGU is determined based on value-in-use calculations. For domestic CGUs, these calculations use cash flow projections based on management’s financial budgets covering periods of no more than five years. The Company expects cash flows beyond such periods will be similar to that of the respective final forecast years on existing production capacity.

For the goodwill allocated to Tuas Power, management has based their assessment of recoverable amount on value-in-use calculations. Management prepared the impairment model based on budget approved and various factors, such as inflation, power demand and other factors as well as the terminal value. On average, the growth rates of 3.5% was used in consideration of future expansion plans and new development projects as part of the long-term strategy. Cash flows beyond the terminal year was extrapolated using a growth rate of 2.0%.

Discount rates used for value-in-use calculations:

PRC Power segment	7.35%-9.63%
Singapore segment	8.02%

Key assumptions used for value-in-use calculations:

Key assumptions applied in the impairment tests include the expected tariff rates, demands of electricity in specific regions where these power plants are located and fuel cost. Management determined these key assumptions based on past performance and its expectations on market development. The discount rates used reflect specific risks relating to individual CGUs. Management believes that any reasonably possible change in any of these key assumptions on which recoverable amounts of individual CGUs are based may cause carrying amounts of individual CGUs to exceed their recoverable amounts. Please refer to Note 4 and 12 for details of respective sensitivity analysis on domestic and oversea CGU impairment testing.

In 2018, due to lower performance of 3 coal-fired plant assets, which did not reach the anticipation of the management as a result of oversupply of local power market and intense competition which led to lower utilization hours and tariff. Impairment losses for goodwill approximately amounting to RMB409 million in total have been recognised.

In 2018 and 2017, the increase of goodwill in respect of Tuas Power was due to currency translation differences.